Exhibit 10.1

Non-Employee Directors

NONQUALIFIED STOCK OPTION AGREEMENT

INFUSYSTEM HOLDINGS, INC.

2021 EQUITY INCENTIVE PLAN

This Nonqualified Stock Option Agreement (this "Agreement") is made and entered into as of _________________, 20__, by and between InfuSystem Holdings, Inc., a Delaware corporation (the "Company") and _______________________, ("Director").

Grant Date:_____________________________________

Exercise Price per Share:_________________________

Number of Option Shares:_________________________

Expiration Date:_________________________________

SECTION 1.         GRANT OF OPTION.

1.1         Grant. The Company hereby grants to Director an option (the "Option") to purchase the total number of shares of Common Stock of the Company equal to the number of Option Shares set forth above, at the Exercise Price per Share set forth above. The Option is subject to the terms of the InfuSystem Holdings, Inc. 2021 Equity Incentive Plan (the "Plan"). Capitalized terms used but not defined herein will have the meaning ascribed in the Plan. The Option is intended to be a Nonqualified Stock Option and not an Incentive Stock Option within the meaning of Section 422 of the Internal Revenue Code.

1.2         Consideration. The grant of the Option is made in consideration of the services to be rendered by Director to the Company.

SECTION 2.         VESTING

2.1         Vesting Schedule. The Option will become vested and exercisable with respect to [INSERT NUMBER] of the total number of Option Shares on [INSERT SCHEDULE] until the Option is completely vested. The unvested portion of the Option will not be exercisable on or after Director's termination of Continuous Service.

2.2         Expiration. The Option will expire and may not be exercised after the Expiration Date set forth above.

SECTION 3.         TERMINATION OF CONTINUOUS SERVICE.

3.1         Termination of Continuous Service for Reason other than Death or Removal for Cause. If Director's Continuous Service is terminated for any reason other than death or removal from the Board for Cause, Director may exercise the vested portion of the Option, but only within such period of time ending on the earlier of (a) the date three months following the termination of Director's Continuous Service or (b) the Expiration Date of the Option.

3.2         Termination of Continuous Service due to Death. If Director's Continuous Service terminates as a result of Director's death, or Director dies within the period following termination of Director's Continuous Service during which the vested portion of the Option remains exercisable, the vested portion of the Option may be exercised by Director's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by the person designated to exercise the Option upon Director's death, but only within the time period ending on the earlier of (a) the date one year following Director's death or (b) the Expiration Date of the Option.

3.3         Removal from the Board for Cause. If Director is removed from the Board for Cause, the Option (whether vested or unvested) shall immediately terminate and cease to be exercisable.

3.4         Extension of Termination Date. If following Director's termination of Continuous Service for any reason the exercise of the Option is prohibited because the exercise of the Option would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the expiration of the Option shall be tolled until the date that the earlier of the (a) Expiration Date of the Option, or (b) expiration of a period after termination of the Director’s Continuous Service that is three (3) months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements or the Company’s trading restrictions.

SECTION 4.         MANNER OF EXERCISE.

4.1         Election to Exercise. To exercise the Option, Director (or in the case of exercise after Director's death or incapacity, Director's executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock option exercise agreement in such form as is approved by the Committee from time to time (the "Exercise Agreement"), which shall set forth, inter alia:

(a)	Director's election to exercise the Option;

(b)	the number of shares of Common Stock being purchased;

(c)	any restrictions imposed on the shares; and

(d)	any representations, warranties and agreements regarding Director's investment intent and access to information as may be required by the Company to comply with applicable securities laws.

If someone other than Director exercises the Option, then such person must submit documentation reasonably acceptable to the Company verifying that such person has the legal right to exercise the Option.

4.2         Payment of Exercise Price. The entire Exercise Price of the Option shall be payable in full at the time of exercise to the extent permitted by applicable statutes and regulations, either:

(a)	by certified or bank check at the time the Option is exercised;

(b)

by delivery to the Company of other shares of Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby Director identifies for delivery specific shares that have a Fair Market Value on the date of attestation equal to the Exercise Price (or portion thereof) and receives a number of shares equal to the difference between the number of shares thereby purchased and the number of identified attestation shares (a "Stock for Stock Exchange");

(c)

by reducing the number of shares otherwise deliverable upon exercise of such Option by a number of shares with an aggregate Fair Market Value equal to the aggregate Exercise Price at the time of exercise;

(d)	in the Committee's sole discretion, through a "cashless exercise program" established with a broker;

(e)	by any combination of the foregoing methods; or

(f)	in any other form of legal consideration that may be acceptable to the Committee.

4.3         Withholding. As a condition to the issuance of any shares of Common Stock subject to the Option, the Company may withhold, or require Director to pay or reimburse the Company for, any taxes which the Company determines are required to be withheld under federal, state or local law in connection with the exercise of the Option.

4.4         Issuance of Shares. Provided that the Exercise Agreement and payment are in form and substance satisfactory to the Company, the Company shall issue the shares of Common Stock registered in the name of Director, Director's authorized assignee, or Director's legal representative, and shall deliver certificates representing the shares with the appropriate legends affixed thereto.

SECTION 5.         NO RIGHTS TO CONTINUED SERVICE ON THE BOARD OR AS STOCKHOLDER.

Neither the Plan nor this Agreement shall confer upon Director any right to be retained as a Director of the Company. Further, nothing in the Plan or this Agreement shall be construed to limit the discretion of the Company to terminate Director's Continuous Service at any time. Director shall not have any rights as a stockholder with respect to any shares of Common Stock subject to the Option prior to the date of exercise of the Option.

SECTION 6.         TRANSFERABILITY.

The Option is not transferable by Director other than to a designated beneficiary upon Director's death or by will or the laws of descent and distribution, and is exercisable during Director's lifetime only by him or her. No assignment or transfer of the Option, or the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise (except to a designated beneficiary upon death or by will or the laws of descent or distribution) will vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the Option will terminate and become of no further effect.

SECTION 7.         CHANGE IN CONTROL.

7.1         Acceleration of Vesting. In the event of a Change in Control, notwithstanding any provision of the Plan or this Agreement to the contrary, the Option shall become immediately vested and exercisable with respect to 100% of the shares subject to the Option. To the extent practicable, such acceleration of vesting and exercisability shall occur in a manner and at a time which allows Director the ability to participate in the Change in Control with respect to the shares of Common Stock subject to the Option.

7.2         Cash-out. In the event of a Change in Control, the Committee may, in its discretion and upon at least ten (10) days' advance notice to Director, cancel the Option and pay to Director the value of the Option based upon the price per share of Common Stock received or to be received by other stockholders of the Company in the event. Notwithstanding the foregoing, if at the time of a Change in Control the Exercise Price of the Option equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option without the payment of consideration therefor.

SECTION 8.         ADJUSTMENTS.

The shares of Common Stock subject to the Option may be adjusted or terminated in any manner as contemplated by Section 15 of the Plan.

SECTION 9.         TAX LIABILITY AND WITHHOLDING.

Notwithstanding any action the Company takes with respect to any or all income tax, social insurance, payroll tax, or other tax-related withholding ("Tax-Related Items"), the ultimate liability for all Tax-Related Items is and remains Director's responsibility and the Company: (a) makes no representations or undertakings regarding the treatment of any Tax-Related Items in connection with the grant, vesting, or exercise of the Option or the subsequent sale of any shares acquired on exercise; and (b) does not commit to structure the Option to reduce or eliminate Director's liability for Tax-Related Items.

SECTION 10.         COMPLIANCE WITH LAW.

The exercise of the Option and the issuance and transfer of shares of Common Stock shall be subject to compliance by the Company and Director with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company's shares of Common Stock may be listed. No shares of Common Stock shall be issued pursuant to this Option unless and until any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel. Director understands that the Company is under no obligation to register the shares of Common Stock with the Securities and Exchange Commission, any state securities commission or any stock exchange to effect such compliance.

SECTION 11.         NOTICES.

Any notice required to be delivered to the Company under this Agreement shall be in writing and addressed to the Controller of the Company at the Company's principal corporate offices. Any notice required to be delivered to Director under this Agreement shall be in writing and addressed to Director at Director's address as shown in the records of the Company. Either party may designate another address in writing (or by such other method approved by the Company) from time to time.

SECTION 12.         GOVERNING LAW.

This Agreement will be construed and interpreted in accordance with the laws of the State of Delaware without regard to conflict of law principles.

SECTION 13.         INTERPRETATION.

Any dispute regarding the interpretation of this Agreement shall be submitted by Director or the Company to the Committee (excluding Director if he or she serves on the Committee) for review. The resolution of such dispute by the Committee shall be final and binding on Director and the Company.

SECTION 14.         OPTIONS SUBJECT TO PLAN.

This Agreement is subject to the Plan as approved by the Company's stockholders. The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail.

SECTION 15.         SUCCESSORS AND ASSINGS.

The Company may assign any of its rights under this Agreement. This Agreement will be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement will be binding upon Director and Director's beneficiaries, executors, administrators and the person(s) to whom the Option may be transferred by will or the laws of descent or distribution.

SECTION 16.         SEVERABILITY.

The invalidity or unenforceability of any provision of the Plan or this Agreement shall not affect the validity or enforceability of any other provision of the Plan or this Agreement, and each provision of the Plan and this Agreement shall be severable and enforceable to the extent permitted by law.

SECTION 17.         DISCRETIONARY NATURE OF PLAN.

The Plan is discretionary and may be amended, cancelled or terminated by the Company at any time, in its discretion. The grant of the Option in this Agreement does not create any contractual right or other right to receive any Options or other Awards in the future. Future Awards, if any, will be at the sole discretion of the Company. Any amendment, modification, or termination of the Plan shall not constitute a change or impairment of the terms and conditions of Director's membership on the Board.

SECTION 18.         AMENDMENT.

The Committee has the right to amend, alter, suspend, discontinue or cancel the Option, prospectively or retroactively; provided, that, no such amendment shall adversely affect Director's material rights under this Agreement without Director's consent.

SECTION 19.         COUNTERPARTS.

This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. Counterpart signature pages to this Agreement transmitted by facsimile transmission, by electronic mail in portable document format (.pdf), or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing an original signature.

SECTION 20.         ACCEPTANCE.

Director hereby acknowledges receipt of a copy of the Plan and this Agreement. Director has read and understands the terms and provisions thereof, and accepts the Option subject to all of the terms and conditions of the Plan and this Agreement. Director acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the underlying shares and that Director should consult a tax advisor prior to such exercise or disposition.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

INFUSYSTEM HOLDINGS, INC.

By:

Name:

Title:

DIRECTOR

By:

Name:

NONQUALIFIED STOCK OPTION EXERCISE AGREEMENT

INFUSYSTEM HOLDINGS, INC.

2021 EQUITY INCENTIVE PLAN

This Stock Option Exercise Agreement (the "Exercise Agreement") is made and entered into as of______________, by and between InfuSystem Holdings, Inc., a Delaware corporation (the "Company"), and the Purchaser named below. Capitalized terms used by not defined herein shall have the meanings ascribed to them in the InfuSystem Holdings, Inc. 2021 Equity Incentive Plan (the "Plan") or the Nonqualified Stock Option Agreement.

Purchaser Name:____________________________

Purchaser Address: ____________________________________________________________

Purchaser Social Security Number:_____________________________________

Exercise Date:______________

SECTION 1.         OPTION.

The Purchaser was granted an option (the "Option") to purchase shares of Common Stock ("Shares") under the Plan and the Nonqualified Stock Option Agreement between the Company and the Purchaser dated ________________, 20__ (the "Nonqualified Stock Option Agreement") as follows:

Grant Date:_____________________________________

Exercise Price per Share:_________________________

Number of Option Shares:_________________________

Expiration Date:_________________________________

SECTION 2.         EXERCISE OF OPTION.

The Purchaser hereby elects to exercise the Option to purchase ____________ Shares, which are, or will be as of the Exercise Date, vested under the Nonqualified Stock Option Agreement. The total Exercise Price for all of the Shares being purchased is $_____________ (determined by multiplying the total number of Option Shares being exercised by the Exercise Price per Share).

SECTION 3.         PAYMENT OF EXERCISE PRICE.

The Purchaser encloses payment in full of the total Exercise Price for the Shares in the following form(s), as authorized by the Nonqualified Stock Option Agreement (check and complete as appropriate):

______ By certified or bank check in the amount of $ _______, receipt of which is acknowledge by the Company.

______ By delivery of _____ previously acquired Shares duly endorsed for transfer to the Company.

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______ Through a Stock for Stock Exchange (contact the Controller of the Company).

______ By a broker-assisted cashless exercise (contact the Controller of the Company).

______ By reduction in the number of Shares otherwise deliverable upon exercise by the number of Shares with a Fair Market Value equal to the total Exercise Price (contact the Controller of the Company).

The Purchaser will deliver any other documents that the Company requires.

SECTION 4.         TAX WITHHOLDING.

The Purchaser authorizes withholding and will make arrangements satisfactory to the Company to pay or provide for any applicable federal, state and local withholding obligations of the Company. The Purchaser may satisfy any federal, state or local tax withholding obligation relating to the exercise of the Option by any of the methods set forth in the Plan or Nonqualified Stock Option Agreement. The Purchaser understands that ownership of the Shares will not be transferred to the Purchaser until the total Exercise Price and all applicable withholding taxes have been paid.

SECTION 5.        TAX CONSEQUENCES.

The Purchaser understands that there may be adverse federal or state tax consequences as a result of his or her purchase or disposition of the Shares. The Purchaser also acknowledges that he or she has been advised to consult with a tax advisor in connection with the purchase or disposition of the Shares. The Purchaser is not relying on the Company for tax advice.

SECTION 6.         COMPLIANCE WITH LAW.

The issuance and transfer of the Shares will be subject to, and conditioned upon compliance by the Company and the Purchaser with, all applicable federal, state and local laws and regulations and all applicable requirements of any stock exchange or automated quotation system on which the Shares may be listed or quoted at the time of such issuance or transfer.

SECTION 7.         SUCCESSORS AND ASSIGNS.

The Company may assign any of its rights under this Exercise Agreement. This Exercise Agreement will be binding upon and inure to the benefit of the successors and assigns of the Company. This Exercise Agreement will be binding upon the Purchaser and the Purchaser's heirs, executors, legal representatives, successors and assigns.

SECTION 8.         GOVERNING LAW.

This Exercise Agreement will be construed and interpreted in accordance with the laws of the State of Delaware without regard to conflict of law principles.

SECTION 9.         SEVERABILITY.

The invalidity or unenforceability of any provision of this Exercise Agreement shall not affect the validity or enforceability of any other provision, and each provision of this Exercise Agreement shall be severable and enforceable to the extent permitted by law.

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SECTION 10.         COUNTERPARTS.

This Exercise Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

SECTION 11.         NOTICE.

Any notice required to be delivered to the Company under this Exercise Agreement shall be in writing and addressed to the Controller of the Company at the Company's principal corporate offices. Any notice required to be delivered to the Purchaser under this Exercise Agreement shall be in writing and addressed to the Purchaser at the Purchaser's address as set forth above. Either party may designate another address in writing (or by such other method approved by the Company) from time to time.

SECTION 12.         ACKNOWLEDGEMENT.

The Purchaser understands that he or she is purchasing the Shares under the Plan and the Nonqualified Stock Option Agreement, copies of which the Purchaser has read and understands.

IN WITNESS WHEREOF, the parties have executed this Exercise Agreement as of the date first above written.

PURCHASER

By:

Name:

INFUSYSTEM HOLDINGS, INC.

By:

Name:

Title:

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